UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2014
Resource Real Estate Opportunity REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	80-0854717
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Real Estate Opportunity REIT II, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on December 23, 2014 to provide the required financial information relating to our acquisition of a multifamily community located in Fort Worth, Texas know as Oak Hill (the “Oak Hill”), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to the Oak Hill that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01.    Financial Statement and Exhibits.

a.    Financial Statements

		Page
	Independent Auditor's Report	1
	Statements of Revenues and Certain Operating Expenses for the Period from January 1, 2014 to September 30, 2014 (unaudited) and for the Year Ended December 31, 2013	2
	Notes to Statement of Revenues and Certain Operating Expenses	3

b.	Pro Forma Financial Information
	Unaudited Pro Forma Consolidated Financial Statements	4
	Unaudited Pro Forma Consolidated Balance Sheet	5
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014	6
	Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Nine Months Ended September 30, 2014	7
	Notes to Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Nine Months Ended September 30, 2014	8
	Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Nine Months Ended September 30, 2014	9
	Notes to Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Year Ended December 31, 2013	10

c.	Not applicable

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC.

March 6, 2015	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditor’s Report

To the Stockholders of
Resource Real Estate Opportunity REIT II, Inc.
Report on the Statement
We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of Oak Hill, a multifamily community located in Fort Worth, Texas (the “Property”) for the year ended December 31, 2013, and the related notes to the Statement.
Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.
Basis of Presentation
As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Resource Real Estate Opportunity REIT II, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ McGladrey LLP

Philadelphia, Pennsylvania
March 6, 2015

Oak Hill

Statements of Revenues and Certain Operating Expenses
For the Period from January 1, 2014 to September 30, 2014 (unaudited)
and for the Year Ended December 31, 2013

	For the Period from January 1, 2014 to September 30, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental Income	$3,414,450	$4,384,910
Other Income	342,564	428,123
Total Revenues	3,757,014	4,813,033

Certain Operating Expenses:
Property operating expenses	1,080,910	1,325,949
Real estate taxes	784,462	1,021,813
Property insurance	49,788	61,745
Property management fees	112,067	133,618
Total Certain Operating Expenses	2,027,227	2,543,125
Revenues in Excess of Certain Operating Expenses	$1,729,787	$2,269,908

The accompanying notes are an integral part of these Statements

NOTE 1. Basis of Presentation

On December 19, 2014, Resource Real Estate Opportunity REIT II, Inc. (the “Company”) purchased Oak Hill (“Oak Hill”), a multifamily community located in Fort Worth, Texas, from unaffiliated sellers.

The statements of revenues and certain operating expenses (the “Statements”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Statements include the historical revenues and certain operating expenses of the Property, exclusive of interest income and interest expense, asset management fees, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations. The apartment complex was purchased for $47.0 million, excluding closing costs.

In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statements for the period from January 1, 2014 to September 30, 2014 (unaudited) and for the year ended December 31, 2013 have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a year.

NOTE 2. Summary of Significant Accounting Policies

Revenue Recognition: Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Property recognizes rent as income on a straight line basis over the term of the related lease. Included within rental income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, cable television and parking, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.

Use of Estimates: The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. Subsequent Events

The Property's management evaluated all events and transactions that occurred after December 31, 2013 through March 6, 2015, the date the statements of revenues and certain operating expenses were available to be issued. During this period, the Property did not have any material subsequent events other than as disclosed in Note 1.

Unaudited Pro Forma Consolidated Financial Information

On December 19, 2014, Resource Real Estate Opportunity REIT II, LLC. (the “Company”) purchased Oak Hill, a multifamily community, from an unaffiliated third party. The apartment complex was purchased for $47.0 million excluding closing costs; and was funded from the capital of the Company and proceeds from a mortgage on the property.

The following unaudited pro forma consolidated balance sheet as of September 30, 2014 and consolidated statements of comprehensive loss for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are presented as if the Company had acquired the Oak Hill on January 1, 2013.  The footnotes to the pro forma financial statements provide details of the pro forma adjustments.  The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s annual report on Form 10-K for the year ended December 31, 2013 and the Company’s quarterly reports on Form 10-Q, and are not necessarily indicative of what the actual financial position or comprehensive loss would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2014

	September 30, 2014	Pro Forma Adjustments		September 30, 2014
	(a)			(Pro Forma)
Assets
Investments:
Rental property, net	$8,906,625	$47,000,000	(b)	$55,906,625
Identified intangible assets, net	175,682	—		175,682
	9,082,307	47,000,000		56,082,307

Cash	11,566,460	3,641,013	(b)	15,207,473
Restricted cash	321,555	—		321,555
Tenant receivables	1,689	—		1,689
Due from related party	37,057	—		37,057
Subscriptions receivable	207,750	—		207,750
Prepaid expenses and other assets	102,643	47,337	(b)	149,980
Deferred offering costs	2,779,692	—		2,779,692
Deferred financing costs, net	158,314	340,115	(b)	498,429
Total assets	$24,257,467	$51,028,465		$75,285,932

Liabilities and Stockholders' Equity
Liabilities:
Mortgage note payable	$7,465,000	$31,075,000	(b)	$38,540,000
Accounts payable and accrued expenses	327,769	(20,764)	(b)	307,005
Due to related parties	3,138,851	—		3,138,851
Tenant prepayments	17,594	13,162	(b)	30,756
Security deposits	15,702	46,815	(b)	62,517
Distribution payable	11,194	—		11,194
Total liabilities	10,976,110	31,114,213		42,090,323

Stockholders' equity:
Preferred stock (par value $.01; 10,000,000 shares authorized, none issued and outstanding)	—	—		—
Convertible stock (par value $.01; 50,000 shares authorized, 50,000 issued and outstanding)	500	—		500
Common stock (par value $.01; 1,000,000,000 shares authorized, 1,730,937 issued and outstanding, respectively)	17,310	19,949	(c)	37,259
Additional paid-in-capital	15,203,884	19,894,303	(c)	35,098,187
Accumulated other comprehensive loss	(9,904)	—		(9,904)
Accumulated (deficit) earnings	(1,930,433)	—		(1,930,433)
Total stockholders' equity	13,281,357	19,914,252		33,195,609
Total liabilities and stockholders' equity	$24,257,467	$51,028,465		$75,285,932
See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2014

a.	Reflects the Company’s historical consolidated balance sheet as of September 30, 2014.

b.
Reflects the increase in assets and liabilities acquired as a result of the acquisition.  We paid the purchase price with $16.3 million in cash and $31.1 million of borrowings, secured by a first mortgage that matures in December 2024 .

c.	Reflects the capital raised during the period October 1, 2014 through the date of acquisition, December 19, 2014.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Nine Months Ended September 30, 2014

	For the Nine Months Ended September 30, 2014	Pro Forma Adjustments		For the Nine Months Ended September 30, 2014
	(a)			(Pro Forma)

Revenues:
Rental income	$455,076	$3,757,014	(b)	$4,212,090
Interest income	1,787	—	(b)	1,787
	456,863	3,757,014		4,213,877

Expenses:
Rental operating	270,542	1,915,160	(b)	2,185,702
Acquisition costs	329,444	—	(d)	329,444
Management fees - related parties	59,228	594,521	(c)	653,749
General and administrative	1,117,506	—		1,117,506
Loss on disposal of assets	198,840	—		198,840
Depreciation and amortization expense	277,249	1,038,603	(e)	1,315,852
Total expenses	2,252,809	3,548,284		5,801,093
Loss (income) before other expense	(1,795,946)	208,730		(1,587,216)

Other expense:
Interest expense	69,880	189,238	(f)	259,118
Net (loss) income	(1,865,826)	19,492		(1,846,334)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(9,904)	—		(9,904)
Comprehensive (loss) income	$(1,875,730)	$19,492		$(1,856,238)

Weighted average shares outstanding	827,730			1,666,473

Basic and diluted (loss )earning per common share	$(2.25)			$(1.11)

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Nine Months Ended September 30, 2014

a.	Reflects the Company’s historical consolidated operations for the nine months ended September, 2014.

b.	Reflects operating activity from January 1, 2014 to September 30, 2014 for the acquisition made during the year ended December 31, 2014.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor, LLC, a related party of the Company. The asset management fee was six twelfths of 1% of the asset’s cost for the nine months ended September 30, 2014. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the nine months ended September 30, 2014.

d.	Acquisition expenses are non-recurring and have not been included for the 2014 acquisition.

e.
Reflects the additional depreciation costs for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.  In-place leases are amortized over seven months.

f.	Reflects interest expense related to the mortgage assumed in connection with the acquisition.

Resource Real Estate Opportunity REIT, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2013

	For the Year Ended December 31, 2013	Pro Forma Adjustments		For the Year Ended December 31, 2013
	(a)			(Pro Forma)

Revenues:
Rental income	$—	$4,813,033	(b)	$4,813,033
Interest income	451	—	(b)	451
	451	4,813,033		4,813,484

Expenses:
Rental operating	—	2,409,507	(b)	2,409,507
Acquisition costs	—	—	(d)	—
Management fees - related parties	—	787,510	(c)	787,510
General and administrative	—	—	(b)	—
Loss on disposal of assets	—	—		—
Depreciation and amortization expense	—	2,559,532	(e)	2,559,532
Total expenses	—	5,756,549		5,756,549
Loss (income) before other expense	451	(943,516)		(943,065)

Other expense:
Interest expense	—	237,332	(f)	237,332
Net (loss) income	451	(1,180,848)		(1,180,397)

Other comprehensive loss:
Designated derivatives, fair value adjustment	—	—		—
Comprehensive (loss) income	$451	$(1,180,848)		$(1,180,397)

Weighted average shares outstanding	19,849			1,666,473

Basic and diluted (loss ) earning per common share	$0.02			$(0.71)

See accompanying notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2013

a.	Reflects the Company’s historical consolidated operations for the year ended December 31, 2013.

b.	Reflects the applicable operating activity for the year ended December 31, 2013.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor, LLC, a related party of the Company. The asset management fee was 1% of the asset’s cost for the year ended December 31, 2013. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2013.

d.	Acquisition expenses are non-recurring and have not been included for the 2014 acquisition.

e.
Reflects the additional depreciation and amortization costs for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years.  In-place leases are amortized over seven months.

f.	Reflects interest expense related to the mortgage assumed in connection with the acquisition.